UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
Of the Securities and Exchange Act of 1934

Date of Report: November 3, 2004
(Date of earliest event reported)

TVIA, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-30539 (Commission File Number)	77-0549628 (I.R.S. employer identification number)

4001 Burton Drive, Santa Clara, California 95054
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 982-8588

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT 99.1

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The information in this Current Report is being furnished and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

     On November 3, 2004, Tvia, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of the earnings release is furnished herewith as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	Description
99.1	Press release dated November 3, 2004 announcing results for second quarter ended September 30, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TVIA, INC.
Dated: November 3, 2004	By /s/ Diane Bjorkstrom
Diane Bjorkstrom
Chief Financial Officer (Principal Financial Officer and Duly Authorized Signatory)

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated November 3, 2004 announcing results for second quarter ended September 30, 2004.